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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC. 20549





                  ---------------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
                  ---------------------------------------------




                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                      December 23, 1997 (December 16, 1997)

                         Commission file number 0-24787


                       AFFILIATED COMPUTER SERVICES, INC.
             (Exact name of registrant as specified in its charter)




             Delaware                                 51-0310342
-------------------------------------     --------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)



                               2828 NORTH HASKELL
                               DALLAS, TEXAS 75204
                    (Address of principal executive offices)
                                   (Zip Code)



                                  214-841-6111
              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On December 16, 1997, Computer Data Systems, Inc. ("CDSI") was acquired by and merged into Affiliated Computer Services, Inc. ("ACS"). Stockholders of CDSI received 1.759 shares of ACS Class A common stock for each share of CDSI common stock resulting in the issuance of approximately 11.1 million shares of ACS common stock. The closing price of ACS Class A common stock on December 16, 1997 was $24.

     CDSI, headquartered in Rockville, Maryland, provides information technology services and products, including applications development and maintenance services, network engineering and telecommunications integration, desktop integration, database support, data center management and processing services, and systems engineering. CDSI's products include financial and accounting software, debt management, loan and mortgage processing, and biometric identification systems. CDSI's 3,900 employees serve a wide array of government and private industry customers with information technology expertise, systems and products. CDSI provides information technology solutions on more than 100 current contracts from 34 office locations.

     Prior to the merger, CDSI owned land, building and equipment devoted principally to its general outsourcing business. ACS and CDSI plan to continue utilizing these assets for the same purpose.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (a) Financial Statements of Business Acquired.

            The financial statements of CDSI for the periods specified in rule 3-05(b) of Regulation S-X have been previously filed with the Securities and Exchange Commission as part of CDSI's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 and Annual Report on Form 10-K for the fiscal year ended June 30, 1997 and are incorporated herein by reference.

     (b) Pro Forma Financial Information

            The pro forma financial information required pursuant to Article 11 of Regulation S-X has been previously filed with the Securities and Exchange Commission as pages 58 through 66 of the ACS and CDSI Joint Proxy Statement/Prospectus contained in ACS's Registration Statement on Form S-4 (Reg. 333-40351) and are incorporated herein by reference.

     (c) Exhibits

          2 Agreement and Plan of Merger, dated as of September 20, 1997, by and among ACS, ACS Acquisition Corp. and CDSI (incorporated by reference to Exhibit No. 21 to ACS's Registration Statement on Form S-4 (Reg. 333-40351))

      *23.1 Consent of Ernst & Young LLP, with respect to the consolidated financial statements of CDSI for the fiscal year ended June 30, 1997

      *23.2 Consent of Price Waterhouse LLP, with respect to the report dated July 30, 1997, except as to Note 4, Note 13 and Note 15, which are as of September 21, 1997, appearing on page 20 of Affiliated Computer Services, Inc.'s Annual Report on Form 10-K for the year ended June 30, 1997 incorporated by reference in the Registration Statements on Form S-8

       99.1 Financial Statements of CDSI (incorporated by reference to CDSI's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 and CDSI's Annual Report on Form 10-K for the fiscal year ended June 30, 1997)

       99.2 Pro Forma Financial Information (incorporated by reference to pages 58 through 66 of the ACS and CDSI Joint Proxy Statement/Prospectus contained in ACS's Registration Statement on Form S-4 (Reg. 333-40351))



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*  Filed herewith



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Affiliated Computer Services, Inc.

Date:  December 23, 1997

                                              By:   /s/  Mark A. King
                                              --------------------------------
                                                    Mark A. King
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                               INDEX TO EXHIBITS
                               -----------------



EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

 *23.1 Consent of Ernst & Young LLP, with respect to the consolidated financial statements of CDSI for the fiscal year ended June 30, 1997

 *23.2 Consent of Price Waterhouse LLP, with respect to the report dated July 30, 1997, except as to Note 4, Note 13 and Note 15, which are as of September 21, 1997, appearing on page 20 of Affiliated Computer Services, Inc.'s Annual Report on Form 10-K for the year ended June 30, 1997 incorporated by reference in the Registration Statements on Form S-8